Exhibit 99.1

Spectaire Inc., Innovative Emissions Monitoring Provider, to Go Public via Business Combination with Perception Capital Corp. II

Positioned to Meet Growing Customer Demand for Accurate, Real-Time Emissions Data to Smooth the Global Energy Transition

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Combination Will Allow Spectaire to Pursue Significant Market Opportunity. The proposed business combination is expected to allow Spectaire to better fulfill growing demand for monitoring and measurement technology needed to meet emissions reduction commitments. Customers are able to save money and generate carbon credits by relying on Spectaire’s accurate, real-time data, rather than online estimating tools, which can overstate emissions by up to 60%.

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No Viable Competitors. We believe that Spectaire's micro-mass-spectrometer (MMS) device is the world's first and only MMS that can directly measure actual emissions in vehicular use. Spectaire’s MMS device is an emissions measurement product that is mobile, affordable and reliable.

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Compelling Margins and Path to Profitability. The company is expected to benefit from three high-margin revenue streams: direct sales of its MMS device, annual maintenance subscriptions and a 50% share of carbon credits generated from emissions reductions. Spectaire expects to achieve positive EBITDA and cash flow by 2024.

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Proprietary Technology Developed at M.I.T. Spectaire has an exclusive license to the innovative, patented micro-mass-spectrometer technology developed by scientists from Massachusetts Institute of Technology (M.I.T.).

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Highly Experienced Management Team Ready to Commercialize Market Opportunity. Spectaire has an experienced leadership team with a track record of successfully developing and deploying cutting edge technologies from product inception to successful market launch.

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Proven Investors and Operators Guiding the Company Forward. The sponsors of Perception have played a leadership role in a number of initial public offerings, SPACs and other transactions. Team members have served and successfully grown multiple public companies.

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No Minimum Cash Condition. The transaction has no minimum cash condition and prior to signing the business combination agreement, Perception Capital entered into a forward purchase agreement with Meteora Capital, LLC for the full amount of cash in trust.

Watertown, Massachusetts and Wayzata, Minnesota – January 17, 2023 - Spectaire Inc. (“Spectaire”), a provider of cutting-edge solutions for customers to monitor, track and meet emissions targets via its patented micro-mass-spectrometer (MMS) device, today announced entry into a definitive agreement to go public via a business combination (the “Transaction”) with Perception Capital Corp. II (NASDAQ: PCCT) (“Perception”).

Amid the global energy transition, companies are seeking solutions to reduce emissions in response to new regulatory standards, investor demands and their own net zero deadlines. Companies required to report carbon emissions throughout their supply chain must accurately measure the effect of their emissions mitigation strategies. Spectaire’s direct measurement technology replaces current methods of “estimating” emissions based on mileage and fuel consumption, which can overstate emissions by up to 60%.

Spectaire’s products are intended to immediately help customers lower carbon offset payments, increase fleet activity efficiency and generate new revenue streams from carbon credits. Going forward, Spectaire’s growing proprietary emissions database – comprised of actual emissions of mobile assets across different logistics channels – is expected to provide valuable data for customers to continuously and cost effectively improve the efficiency of customers’ logistics networks.

Invented and patented by Spectaire scientists at M.I.T., Spectaire’s MMS device is battery-powered, cloud-connected and about the size of a small tablet. Durable and mountable on a commercial vehicle, Spectaire’s MMS device directly measures emissions and continuously relays accurate, auditable, real-time data into a cloud database, which customers can integrate into their ESG commitments.

“Our technology is a win for our customers, our investors and the planet. Improving air quality is the single greatest challenge of this century and companies are under increasing pressure to account for – and reduce – their carbon footprints. They need tools to accurately track and report emissions in real time, and to reduce emissions, we must first accurately measure emissions. This is especially true in logistics, where an infinite number of variables change truck emission profiles minute-to-minute, mile-to-mile. Our MMS device is expected to give our customers a significant competitive edge by helping them lower costs, improve logistics network efficiency and access carbon credit revenues. I look forward to working with the Perception team to expand and accelerate production, thus bringing our MMS technology to more customers,” said Brian Semkiw, Chief Executive Officer of Spectaire.

Scott Honour, Chairman of Perception said, “Perception has sought a cutting-edge company in the industrial technology sector. We found that in Spectaire. Brian and the team of scientists from M.I.T. have done groundbreaking work. We believe that no other company is offering what they are in emissions monitoring and measurement. We expect that Spectaire will create significant value for their customers while growing revenue and becoming profitable. Perception looks forward to adding its expertise growing successful public companies to Spectaire’s business and is enthusiastic about what’s next for our partnership.”

The parties expect that the proposed Transaction will allow Spectaire to expand production of its emissions measurement and monitoring solution, meeting strong demand from existing and future customers. The proposed Transaction values Spectaire at a pro forma enterprise valuation of approximately $203M. The proposed Transaction has no minimum cash condition and a pre-arranged forward purchase agreement with Meteora Capital, LLC for the full amount of its cash in trust.

The Boards of Directors of Perception and Spectaire have both unanimously approved the proposed Transaction. The proposed Transaction has also been approved by the requisite stockholders of Spectaire. Completion of the transaction is subject to customary closing conditions, including the approval of Perception’s shareholders. The parties expect the proposed Transaction to close in the second quarter of 2023.

Upon the closing of the proposed Transaction, the combined company will be named Spectaire Holdings Inc., and its common equity securities and warrants are expected to continue to be listed on the Nasdaq Stock Market.

Advisors

Latham & Watkins LLP is serving as legal counsel to Spectaire. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Perception.

About Spectaire Inc.

Spectaire Inc. manufactures, distributes and installs a patented portable mass spectrometry system that pioneers emissions reduction of logistics assets through direct observational measurement. To learn more, visit https://www.spectaire.com.

About Perception Capital Corp. II

Perception Capital Corp. II (Nasdaq: PCCT) is a special purpose acquisition company with a focus on building great industrial technology businesses and creating long-term value. Perception is led by a team of accomplished investors and operators with significant public company expertise. To learn more, visit https://www.perceptionii.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements about the parties’ ability to close the proposed Transaction, including Perception and Spectaire being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the anticipated benefits of the proposed Transaction, including the potential amount of cash that may be available to the combined company upon consummation of the proposed Transaction and the use of the net proceeds following the redemptions by Perception public shareholders; the anticipated timing of the proposed Transaction; Spectaire’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the proposed Transaction; the financial and business performance of Spectaire; Spectaire’s anticipated results from operations in future periods; the products and services offered by Spectaire and the markets in which it operates; the impact of health epidemics, including the COVID-19 pandemic, on Spectaire’s business and the actions Spectaire may take in response thereto. In addition, any statements that refer to projections (including EBITDA and cash flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of Perception and Spectaire, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; Perception and Spectaire being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by Perception public shareholders; and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by Perception with the SEC and the following: the amount of any redemptions by existing holders of Perception Class A ordinary shares being greater than expected, which may reduce the cash in trust available to Spectaire upon the consummation of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against Spectaire or Perception following the announcement of the Transaction; the inability to complete the proposed Transaction due to, among other things, the failure to obtain Perception shareholder approval; the risk that the announcement and consummation of the proposed Transaction disrupts Spectaire’s current plans; the ability to recognize the anticipated benefits of the proposed Transaction; unexpected costs related to the proposed Transaction; the risks that the consummation of the proposed Transaction is substantially delayed or does not occur, including prior to the date on which Perception is required to liquidate under the terms of its charter documents; Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; Spectaire receives a significant portion of its revenues from a small number of customers and the loss of, or nonperformance by, one or more significant customers could adversely affect Spectaire’s business; Spectaire relies heavily on manufacturing operations to produce the products and the business could be adversely affected by disruptions of the manufacturing operation; Spectaire’s future growth depends on a single product; changes in governmental regulations may reduce demand for Spectaire’s products or increase Spectaire’s expenses; the effects of the COVID-19 pandemic or other global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; risks of accidents, equipment breakdowns and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; potential future litigation; and Spectaire’s lack of insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire and Perception prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed herein and attributable to Spectaire, Perception or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire and Perception undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Use of Projections

This press release may contain financial forecasts of Spectaire and Perception. Neither of the independent registered public accounting firms of Perception or Spectaire have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The projected financial information contained in this press release constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward Looking Statements” above. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Perception or Spectaire or that actual results will not differ materially from the results presented in the prospective financial information contained in this press release. The inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, Perception intends to file a proxy statement with the SEC to be distributed to Perception shareholders in connection with Perception’s solicitation of proxies for the vote by its shareholders with respect to the Transaction. After the proxy statement has been filed with and reviewed by the SEC, Perception will mail a definitive proxy statement, when available, to its shareholders. The proxy statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Perception’s shareholders in connection with the proposed Transaction. Perception may also file other relevant documents regarding the proposed Transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PERCEPTION ARE URGED TO READ THE PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by Perception through the website maintained by the SEC at www.sec.gov. The documents filed by Perception with the SEC also may be obtained by contacting Perception at 315 Lake Street East, Suite 301, Wayzata, MN, or by calling (952) 456-5300.

Participants in the Solicitation

Spectaire, Perception and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Perception’s shareholders in connection with the Transaction. A list of the names of such persons and information regarding their interests in the Transaction will be contained in the definitive proxy statement when available. You may obtain copies of these documents free of charge by directing a written request to Spectaire or Perception. The definitive proxy statement will be mailed to Perception’s shareholders as of a record date to be established for voting on the Transaction when it becomes available.

No Offer or Solicitation

This press release and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Contacts

For media inquiries regarding Spectaire, please contact: media@spectaire.com

For investor inquiries regarding Spectaire, please contact: ir@spectaire.com

For general inquiries regarding Perception Capital, please contact: info@perceptioncapitalpartners.com